SCHEDULE 14A
                           (RULE 14A-101)

              INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
    PROXY STATEMENT PURSUANT TO SECTION 14(A)  OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A)

  Filed by the registrant  XX

  Filed by a party other than the registrant

  Check the appropriate box:

  XX Preliminary proxy statement

        Definitive proxy statement

       Definitive additional materials

       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

             AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
          (Name of Registrant as Specified in Its Charter)

     NICHOLAS N. WENTWORTH ON BEHALF OF THE BOARD OF DIRECTORS
             (Name of Person(s) Filing Proxy Statement)

  Payment of filing fee  (Check the appropriate box):

  X    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

       $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

      Fee computed on table below per Exchange Act Rules 14-a6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:____________________________

            (2) Aggregate number of securities to which transactions applies:__________________________

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_______

            (4)   Proposed maximum aggregate value of transaction:_________

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
     paid previously.  Identify the previous   filing by registration
     statement number, or the form or schedule and the date of its filing.
       (1)  Amount previously paid:         N/A
       (2)  Form, schedule or registration statement no:     14A
       (3)  Filing party:      American Absorbents Natural Products, Inc.
       (4)  Date filed:    N/A


             AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                          ________________

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          ________________

  The annual meeting of the shareholders of American Absorbents Natural
Products,   Inc., a Utah Corporation,   (the Company) will be held, in
accordance with the bylaws of the Company, at the   Metropolitan Club, 600
South Congress Avenue Suite 1300, Austin, Texas, on Wednesday, July 28, 1999,
at   1:00 P. M. for the following purposes:

                 1.   To elect five directors;

                 2. To receive the reports of officers (without taking any action thereon);

                 3. To authorize the board to hire a qualified independent certified public accountant to act as independent auditor and accountant for the Company for the fiscal year ending January 31, 2000;

                 4.   To ratify and approve transactions with Austin Young, Inc.
                      including   the borrowing of  working capital funds, use
                      of assets as collateral, and office/equipment   leases;
                      and,

                 5. To ratify the compensation for directors who are not employees.

                 6. To transact such other business as may properly come before the meeting.

  Only holders of common stock of record on the books of the Company at the close of business on April 30, 1999, will be entitled to notice of and to vote at the annual meeting of shareholders and any adjournment or adjournments or postponement or postponements thereof. A list of shareholders entitled to vote at the annual meeting of shareholders will be kept on file at the offices of the Company at least ten days prior to the annual meeting of shareholders
and may be reviewed by any shareholder during regular business   hours.

  The enclosed proxy, which is being solicited on behalf of the Board of
Directors   of the Company, should be completed, dated, signed and returned promptly to assure that your vote will be included.

  YOU MAY, OF COURSE, CHOOSE TO REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THIS PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS, AND PERSONALLY CAST YOUR VOTES.




           Kimberly A. Love, Secretary

  Austin, Texas
  June 16, 1999










             AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                 3800 HUDSON BEND ROAD, SUITE #300
                        AUSTIN, TEXAS 78734
                            ____________

                          PROXY STATEMENT
                            ____________

                SOLICITATION AND REVOCATION OF PROXY

  The accompanying proxy is being furnished to holders of Common Stock ($0.001 par value), of American Absorbents Natural Products, Inc., a Utah corporation,
(the Company) and is solicited   by the Board of Directors of the Company for
use at the annual meeting of the shareholders to be held at The Metropolitan Club, 600 South Congress Avenue Suite 1300, Austin Texas, on Wednesday, July
28,   1999, 1:00 PM (local time), and any postponements or adjournments thereof.

  The expenses of preparing, assembling, printing and mailing the proxy
statement   and material used in the solicitation of proxies will be borne by
the Company.  It is contemplated that proxies   will be solicited principally
through the use of the mails, but officers, directors and regular employees of the Company may solicit proxies personally or by telephone or mail.

  Any shareholder executing a proxy retains the right to revoke it by giving written notice dated after the date of the proxy and before the proxy is
counted at the annual meeting of shareholders,   to the Secretary of the
Company, by duly executing a subsequent proxy relating to the same shares and
delivering   it to the Secretary of the Company, or by attending the annual meeting of shareholders and voting in person. Any written notice revoking a proxy should be sent to the offices of the Company at the address listed above.

  All shares represented at the annual meeting of shareholders by properly
executed   proxies received prior to or at the annual meeting of shareholders,
unless such proxies previously have been   revoked, will be voted at the annual
meeting of shareholders in accordance with the instructions on the proxies. If no instructions are indicated, proxies will be voted for each nominee and for
each item set forth   in the Proxy.  If any other   matters are properly
presented to the annual meeting of shareholders for action,   the persons
named on the enclosed form or forms of proxy and acting thereunder will have
discretion to vote   on such matters in accordance with their best judgment.

  The Board of Directors has fixed the close of business on April 30, 1999, as
the   record date for the determination of shareholders entitled to notice of
and to vote at the annual meeting   of shareholders.  As of the record date,
there were 7,420,252 shares of common stock ($0.001 par value)   of the Company
  outstanding.  Holders of record of common stock on the record date are
entitled   to cast one vote per share, to be exercised in person or by
properly executed proxy, with respect to each matter   to be considered by them
  at the annual meeting of shareholders.

  The presence, in person or by properly executed proxy, of the holders of a
majority   of the outstanding shares of common stock entitled to vote is
necessary to constitute a quorum at the annual   meeting of shareholders.


  The approval of at least a majority of those shares of common stock voted at
the   annual meeting of shareholders for each nominee and for each item set
forth in the notice of annual   meeting of shareholders will be required to
elect the nominees and to approve such matters.

  Copies of this proxy statement and enclosed proxy card were filed with the
Washington,   D.C. office of the Securities & Exchange Commission a minimum of ten days prior to them being sent to shareholders on approximately June 16, 1999.


  THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE NOMINEES AND MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING OF SHAREHOLDERS.


                       ELECTION OF DIRECTORS

  The Board of Directors has nominated five persons to be elected at the annual
meeting   of shareholders, each to serve until the next annual meeting of
shareholders and until their successor   is elected and qualified.  To
be elected, a director must receive the votes of a majority of the shares
present   at the meeting by proxy or in person, provided that a majority of
all shares are present at the meeting by   proxy or in person.  Shares
represented by the proxies solicited by the Board of Directors will be voted
(unless   otherwise directed) in  favor of the election as directors of the
persons named below.  The bylaws of the   Company provide for a maximum of
nine directors. The enclosed proxy cannot be voted for a greater number of persons than the number of nominees named.

  Each nominee has agreed to serve as a director of the Company if elected.
However,   in the unexpected event of the refusal or inability of any nominee
for director to serve, proxies may be   voted for a substitute nominee
designated by the Board of Directors, or the Board may be reduced accordingly.

  The following information concerning the principal occupation of each nominee
during   the past five years and certain other information have been furnished
to the Company by each nominee   for director:

                                      SERVED AS

  NAME                AGE             DIRECTOR SINCE



  John E Krings       69              New Nominee

  Robert L. Bitterli  42              1999



  Aaron Thomas        34              New Nominee

  Don Chapman         63              1999

  Richard A. Waterfield59             1999


  ROBERT L. BITTERLI was appointed Interim Acting President on April 5, 1999 and
appointed   Chief Executive Officer, President and Director effective May 12,
1999.  Mr. Bitterli founded and   served as President of Windfall Corporation,
a management consulting firm, specializing in corporations   seeking and
working with government contracts.  He also served as President of Security
First Group Benefits   Corporation, one of the Trilon Financial group of
companies (the 12th largest financial organizations in the world), providing marketing, sales, communication and administrative services to employers for
both   qualified and non- qualified pension and retirement plans.  He served
as Vice President of Security   First Group, a company providing investments
and investment advisory services and as General Partner of the Diversified Securities Network, a company specializing in the sales of securities and
limited partnerships.    Mr. Bitterli was with Security First Group for twelve
years.  He also owns J&B Properties, a residential   property investment and
management company, and a majority interest in Devin Lane Publishing, a
publisher   of thriller fiction.  He served with honor in the United States
Army in an enlisted and commissioned capacity.    He holds a B.S.   degree in
Psychology from Campbell University in Bueise Creek, North Carolina and an
M.A. in Business Administration and Personnel Management, both from Webster
University in St. Louis,   Missouri.  Age 42.

  THE HONORABLE JOHN E. KRINGS is currently president of Krings Corporation.
Krings   Corporation provides consulting services for the defense industry,
National Aeronautics and Space Agency,   and the Federal Aviation Agency.
Prior to serving as President of Krings Corporation, Mr. Krings   served as
Assistant Secretary of Defense. The President appointed Mr. Krings as the first
Director,   Operational Test and Evaluation (DOT&E), Department of Defense
(DOD), at the level of Assistant Secretary   of Defense.  As such, he worked
directly for the Secretary of Defense and Congress.  Mr. Krings   also served
on the Defense Resources Board and the Defense Acquisitions Board.  He
evaluated and reported independently   to the Congress and the Secretary of
Defense in regard to the effectiveness and suitability   of all major weapons
systems as a prerequisite to military systems entering full production.  Mr.
Krings   has thirty years experience in aerospace design, engineering,
testing, marketing and management with McDonnell   Douglas Corporation.
He was responsible for all of McDonnell Douglas Corporation Navy and Marine
Corps   programs.  Mr. Krings  served in the Air Force and Air National Guard
as a fighter pilot, test pilot, and   nuclear weapons expert.  Mr. Krings
holds a B.S. degree in Chemistry and Physics.   Age 69

  AARON THOMAS President and founder of Premier Resources Inc., a distributor of
environmentally   safe products.  Premier Resources was founded in 1996 and
has estimated sales for 1999   of $28,000,000 of environmentally friendly
products.  Prior to forming Premier Resources, Mr. Thomas   was with Marketing
Strategies for The Future, a marketing company which specialized in bringing
private   labeled products to the market.  Mr. Thomas spends much of his time
and resources giving back to the   less fortunate.  He has  received national
acclaim for his efforts in helping the disabled, as well as awards   from Bnai
Brith and the  Red Cross.  Age 34

  DONALD R. CHAPMAN has served as a director of the Company since May 1999.
From   1962 to the present, Mr. Chapman has been involved in real estate
investments including purchase and   sale of properties,  financing of
properties, construction of properties and sub-division development.    Since
1970, he has been   self-employed through the ownership of his own automobile
sales and financing company,   Don Chapman Motor Sales.  From 1960 to 1970,
Mr. Chapman was employed in auto sales and financing   by Republic   Finance
Company.  From 1959 to 1960, he was in auto sales for Armstrong-Johnson   Ford
in Austin, Texas. Mr. Chapman attended the University of Texas at Austin from 1954 to 1959. Age 63.

  RICHARD A. WATERFIELD has served as a director of the Company since March
1999.    He has been the owner of Database Marketing, a high tech marketing
company, since February 1997 and the   owner of Waterworks Productions since
October 1992.  Mr. Waterfield has been a loan consultant and lobbyist   with
Waterfield and   Associates since October 1991.  He was elected as a
representative to the Texas   State Legislature for District 88 and served two
terms from 1986 to 1991.  During that time he was voted Outstanding   Freshman
Legislator.  He served on the Human Services Agriculture Committee and as a
member   of the Congressional  Oil and Gas Advisory Committee. From 1984 to
1991, Mr. Waterfield was the owner   of Washita Investments,  a commodities
trading firm.  He was a part owner in Canadian Feed-yard working in commercial cattle feeding operations, commodity trading and risk management
from 1975 to 1984. Mr.   Waterfield has served on the Canadian City Council,
the Canadian School Board and on the board of directors of First State Bank of Canadian, Texas.  He attended Oklahoma State University majoring in
business   and animal science.   Age  59.

  There are no known arrangements or understandings between any of the foregoing
individuals   and any other person pursuant to which they were elected as a director or as a nominee.

  The Company has no audit, nominating, or compensation committees.  The present
Board   of Directors met twelve times during the fiscal year ended January 31,
1998.  All incumbent directors    attended at least 75% or more of the total
number of meetings of the Board of Directors during the last   fiscal year or
for such shorter period that they served as a director.




                       EXECUTIVE COMPENSATION

  The following table sets forth the aggregate remuneration paid or accrued for
the   fiscal years ended January 31, 1997, 1998 and 1999, as to each officer
of the Company whose aggregate remuneration   exceeds $100,000, and as to the
aggregate remuneration of all officers as a group:



                 ANNUAL COMPENSATION (1)LONG-TERM COMPENSATION

                                                 AWARDS        PAYOUTS




                                           RESTRICTED
NAME AND YEAR SALARY  BONUS    OTHER ANNUAL STOCK   OPTIONS/  LTIP ALL OTHER
PRINCIPAL     $        $     COMPENSATION  AWARDS   SAR'S PAYOUTS COMPENSATION
POSTIONS                         $          $         #     $         $

  Terry L. Young,CEO
              1997  -0-  7,000    -0-    56,500   -0-    -0-     -0-

              1998 60,000 -0-     -0-     7,188 100,000  -0-     -0-

              1999 63,000 -0-     -0-    27,746   -0-    -0-     -0-

  All
  Officers     1997 64,8007,000    -0-   106,592  -0-    -0-     -0-
  as a
  Group (3 persons)

              1998 143,400 -0-    -0-    46,325 225,000  -0-     -0-
  (3 persons)

              1999 251,438 -0-    -0-    84,998   -0-    -0-     -0-
  (6 persons)

     1) Excludes the value of personal use of Company office facilities and certain other personal benefits. The value of such personal benefits cannot be specifically or precisely ascertained without unreasonable effort. After reasonable inquiry, however, the Company believes that the aggregate annual amount of such personal benefits does not exceed $50,000 per person or 10% of the total annual salary and bonus for the named executive officer or officers as a group.

  Neither the Company nor its wholly owned subsidiary has a written employment
contract   with any of its  officers.  All of the officers are currently paid a regular monthly salary by the Company.

  The Company does not have any pension, retirement, deferred compensation or
similar   plan for its officers, directors or employees.  It does have an
incentive stock option plan for its officers,   directors, employees and
other persons who perform substantial services for or on behalf of the
Company.    The 1995 Stock Option Plan provides for the granting of options on
a maximum of 1,000,000 shares of the Company's   common stock (which number is
subject to adjustments in the event of stock dividends, stock splits   and
other similar events).

  The 1995 Stock Option Plan is administered by the Board of Directors, or, at
its   option, a duly authorized  committee of the Board.  Options may be
granted at the market bid price of the common   stock at the time of issuance
and can be exercised by the payment of cash, surrender of shares of common stock of the Company equivalent to the option exercise price or through a
reduction in the number   of shares received pursuant to the option exercise
equivalent to the amount of the option exercise   price.  The term of any option
  granted may extend for seven years from the date of grant.  No options were
granted   pursuant to the 1995  Stock Option Plan to Officers and Directors
during the fiscal year ended January   31, 1999. The four directors during
fiscal year 1999, Terry L. Young, David W. Redding, William   C. Branch and
Nicholas N. Wentworth each received 5,000 shares of restricted common stock
for   their services on the board  of directors.  The fair market value of the common stock was $0.75 per share.

  Under Utah law the Company is entitled to pay compensation to its directors.
The   Company has adopted a policy of compensation for its directors, subject
to ratification by the shareholders   proposed here in.  The Company may
implement a cash compensation plan to compensate its directors at some point in the future. Directors are also eligible to receive stock options under the 1995 Stock Option Plan.

                       1995 STOCK OPTION PLAN

  The Company does not have any pension, retirement, deferred compensation, or
similar   plan for its officers  or employees.  The Company does have an
incentive stock option plan for its officers,   directors, employees and
persons who perform substantial services for or on behalf of the Company.
The   Company's 1995 Stock Option Plan which replaced the 1993 Stock Option
Plan (under which no options were   granted) authorizes the grant of stock
options with respect to up to 1,000,000 shares of the common   stock (which
number is subject to adjustments in the event of stock dividends, stock splits
and other similar   events) and, accordingly, 1,000,000 shares of authorized
but unissued stock have been set aside by the Board   of Directors for issuance
subject to options that may be granted under the 1995 Stock Option Plan.  The
Plan   is administered by the Board of Directors, or, at its option, a duly
authorized committee of the Board.    All employees (including executive
officers and directors) of the Company, and its subsidiary, together with other persons who perform substantial services for or on behalf of the
Company, are eligible to receive options   under the 1995 Stock Option Plan.
The term of the 1995 Stock Option Plan is for a period of five years   from the
date of the plan. Options granted under the Plan are granted at the market
"bid" price of the common   stock at the time of grant and may be exercised by
the optionee by the payment of cash, surrender of shares   of common stock of
the Company equivalent to the option exercise price or through a reduction in
the number   of shares received pursuant to the option exercise equivalent to
the amount of the option exercise   price for a period of seven years from the
date of grant.  No options were granted under the 1995 Stock Option   Plan
during the fiscal year ended January 31, 1999.

  The following table sets forth the aggregated option/SAR exercises in the last
fiscal   year and the fiscal year- end option/SAR values:


      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FY-END OPTION/SAR VALUES

                                                     NUMBER OF    VALUE OF
                   SHARES                         UNEXERCISED     in-the-Money
                  ACQUIRED                        Options/SAR's  Options/SAR's
                     ON        VALUE               at FY END (#) at FY End($)
                  EXERCISE    REALIZED             Exercisable    Exercisable
       NAME         (#)         ($)                UNEXERCISABLE  UNEXERCISABLE

  David W. Redding    -0-       -0-      100,000 E       0/0

  Kimberly A. Love    -0-       -0-      25,000 E        0/0


The exercisable options listed in the above   table were granted to the
officer listed on June 17, 1997. No options were exercised during the fiscal
year ended January 31, 1999.  The options   for David Redding are currently
under dispute.


           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Austin Young, Inc. is the major stockholder of the Company, beneficially
owning   3,179,118 shares, or approximately 42.84% of the common stock at
March 31, 1999, which amount includes   the shares beneficially owned by
Austin Young, Inc. as described above.  Austin Young, Inc.   is controlled by
Terry L. Young, the Chief Executive Officer, Chairman and controlling
shareholder of the   Company during the fiscal  year ended January 31, 1999.
Austin Young, Inc. is a publicly held Texas corporation   that operates as a
realestate developer principally in the Austin, Texas area.  It also owns a
publishing   company, American Crisis  Publishing, Inc., which publishes drug
and alcohol abuse literature, educational   books and magazines for ages
5 through adult, and coloring books for children ages one through four.  Mr.
Young   owns approximately 90% and the public shareholders own approximately
10% of the outstanding common stock   of Austin Young, Inc. Mr. Young
beneficially owns 3,179,118 shares or approximately 42.84% of the outstanding stock of the company at March 31, 1999, which amount includes the shares owned
by Austin Young,   Inc. as described above.

  On October 8, 1993, the Company entered into a Commercial Earnest Money
Contract   with Cassidy Consolidated Properties, Inc., a corporation controlled
by the former spouse of   Terry L. Young.  The purchase price of the building
purchased pursuant to the contract was $180,000,   paid by the issuance of
6,000 shares of common stock and a note payable of $150,000 payable at the
rate of $1,500   per month.  The seller acquired the building in 1992 for
$150,000.  In August, 1996, this mortgage was   paid off and refinanced at
a bank using collateral of Austin Young, Inc. as security and granting Austin
Young,   Inc. a security interest in the warehouse facility. During the fiscal
year ended January 31, 1999 the bank   loan was repaid from proceeds of a
private stock offering.

  In February 1992, the Company issued stock to the shareholders of American
Absorbents,   Inc. in return for all of the outstanding shares of such company.
Terry L. Young received 290,000   shares, or approximately 41% of the shares
of common stock issued in such transaction. Mr. Young received   200,000 of
the 290,000 shares for services rendered in founding the subsidiary of the
Company.  The remaining   shares were also issued for services rendered to the
Company.

  On May 13, 1991, 3,380,000 (pre-split) shares were purchased by the Company
from   Austin Young, Inc. for $65,000 and canceled.  The Company agreed that
Austin Young, Inc. would have the   right to repurchase these shares for the
same price at any time up to June 1, 1993.  On July 15, 1992,   the Company
issued 3,380,000 (post-split) shares to Austin Young, Inc. for debt relief of $65,000.

  In February 1993, the Company issued to Austin Young, Inc. a five-year option to purchase up to 1,000,000 shares of common stock at an exercise price of
$3.00 per share.  On June 16, 1993,   Austin Young, Inc.  exercised its option
to purchase 12,000 shares.  On June 17, 1997, Austin Young,   Inc. returned
the remaining 988,000 options to the Company for cancellation.

  Austin Young, Inc. furnishes to the Company the office space and some
equipment   currently used by the Company pursuant to a 5-year lease dated
July 1996, for a monthly lease rate of $1,900.

  Austin Young, Inc. has advanced funds to the Company from time to time for
operating   expenses.  At January 31, 1999, the Company owed approximately
$50,000 in principal to Austin Young, Inc.,   which amount was evidenced by a
promissory note bearing interest at 7% per annum and due on demand.    The
note payable to Austin Young, Inc. was reduced by $129,052 during the fiscal
year ended January   31, 1999 from proceeds of a private stock offering.


                         CHANGE IN CONTROL

  There were no arrangements known to management the effect of which would
result   in a change of control of the Company, nor did such a change of
control occur during the fiscal year ended   January 31, 1999. During the
first part of fiscal year 2000 several changes in management occurred as follows which resulted in a virtual change in managing control of the Company.

  Terry L. Young resigned as Chief Executive Officer effective March 1, 1999 and his term as Chairman of the Board of Directors and as a director on April 30, 1999.

  David W. Redding's services as President, Chief Operating Officer, Assistant Secretary, and Treasurer terminated effective May 12, 1999.

  William C. Branch resigned as a member of the Board of Directors effective
February   26, 1999.

  Donald L. Gillespie and Richard A. Waterfield were elected to the Board of
Directors   of the Company in  March 1999.

  Robert L. Bitterli was appointed Interim Acting President on April 5, 1999 and appointed Chief Executive Officer, President and Director effective May 12, 1999.

  Donald R. Chapman was elected a Director in May 1999.

  James W. Haake was appointed Chief Operating Officer in June 1999.

  Nicholas N. Wentworth was elected as Chairman of the Board of directors May 10, 1999.







          RATIFICATION AND APPROVAL OF THE APPOINTMENT OF
              INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  The board will hire a qualified independent certified public accountant to act as independent auditor and accountant for the Company for the fiscal year ending January 31, 2000.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  The following table sets forth certain information furnished by the following
persons   concerning the common stock ($0.001 par value) ownership as of March
31, 1999, of (i) each person whois known to the Company to be the beneficial owner of more than 5 percent of the common stock; (ii) all directors and nominees for director; and, (iii) all directors, nominees for director and
officers of the Company   as a group:


     NAME AND ADDRESS    NUMBER OF SHARESOF COMMON STOCK  COMMON STOCK
    OF BENEFICIAL OWNER                      SUBJECT     PERCENT OF CLASS
                                          TO OPTIONS OR
                                             WARRANTS



  Austin Young, Inc.        3,179,118          -0-        42.84
  3800 Hudson Bend Rd.
  Austin, TX 78734



  Terry L. Young            3,179,118          -0-        42.84
  3800 Hudson Bend Rd.
  Austin, TX 78734



  David W. Redding           232,559         100,000*      4.42
  3800 Hudson Bend Rd.
  Austin, TX 78734



  William C. Branch          232,662           -0-         3.14
  3800 Hudson Bend Rd.
  Austin, TX 78734



  Nicholas N. Wentworth       43,335           -0-         0.58
  3800 Hudson Bend Rd.
  Austin, TX 78734



  James R. Toney              27,081           -0-         0.36
  3800 Hudson Bend Rd.
  Austin, TX 78734



  Kimberly A. Love             -0-            25,000       0.34
  3800 Hudson Bend Rd.
  Austin, TX 78734



  Daniel F. Creedon           41,170           -0-         0.55
  3800 Hudson Bend Road.
  Austin, TX 78734



  Mark W. Martich              100             -0-         0.00
  3800 Hudson Bend Rd.
  Austin, TX 78734



  Richard A. Waterfield        -0-             -0-         0.00
  3800 Hudson Bend Rd.
  Austin, TX 78734



  Donald L. Gillespie         62,600           -0-         0.84
  3800 Hudson Bend Rd.
  Austin, TX 78734



  Officers and Directors    3,714,211        125,000      52.27
  as a Group (10 Persons)


* Under dispute
     1) Unless otherwise indicated, the second column reflects amounts as to which the beneficial listed in the first column has sole voting power and sole investment power.

     2) The total number of shares of common stock outstanding as of March 31, 1999, was 7,420,252. Option shares to each named director or officer, which are not currently outstanding but which are subject to option exercise, are deemed to be outstanding for the purpose of computing that director's, officer's or group's percentage of ownership of outstanding shares of common stock, but are not deemed to be outstanding for computing the percentage of common stock owned by any other person.

     3) Austin Young, Inc. is approximately 90% controlled by Terry L. Young, its Chairman and CEO. Mr. Young was a director, officer and 42.84% controlling shareholder of the Company through his control position in Austin Young, Inc. Of the shares set forth above, 47,000 are held in brokerage accounts in the name of Austin Young, Inc.

     4)   Of the shares set forth above for Terry L. Young, 2,910,292 are owned of record by Austin Young, Inc., a corporation controlled by Mr. Young; 47,000 are held in brokerage accounts in the name of Austin Young, Inc.; 113,894 are held in the name of Mr. Young; 80,918 are held in the name of
Terry L. Young and Austin Young, Inc.;   2,800 are owned of record by the
spouse of Mr. Young; 4,214 are held in the name of Kim E. Coleman as custodian for Gretchen Coleman, and, 20,000 are held in brokerage accounts of record by the children of Mr. Young.

     5) Of the shares set forth above for David W. Redding, 205,059 are held
in the name of David W. Redding;    27,000 are held in the name of David W.
Redding for the benefit of family members, and, 500 are owned of record by the spouse of Mr. Redding.

     6) Of the shares set forth above for William C. Branch, 177,189 are owned of record by Mr. Branch, 29,000 are owned of record by Mr. Branch as custodian for the Charles P. Davis Trust and 26,473 are held of record by Mr. Branch as custodian for family members.

     7) Of the shares set forth above for Donald L. Gillespie, 62,500 are held in the name of Mr. Gillespie and 100 are owned of record by the spouse of Mr. Gillespie.

     8) Of the shares set forth above for Daniel F. Creedon, 16,898 are held in the name of Mr. Creedon and 24,242 are held in a brokerage account for the benefit of Mr. Creedon.

     9) Of the shares set forth above for Nicholas N. Wentworth, 10,000 are held in the name of Mr. Wentworth and 33,335 are held in a brokerage account for the benefit of Mr. Wentworth.






  SECURITY OWNERSHIP OF NOMINEES & NEWLY ELECTED OFFICERS AND DIRECTORS:

  The following table sets forth the security ownership on March 31, 1999 for
each   of the nominees and newly elected officers and directors elected to
their positions subsequent to March   31, 1999:

     NAME AND ADDRESS    NUMBER OF SHARESOF COMMON STOCK  COMMON STOCK
    OF BENEFICIAL OWNER                      SUBJECT     PERCENT OF CLASS
                                          TO OPTIONS OR
                                             WARRANTS

  John E. Krings               9600             0          .13%
  Marina Club No. 8
  4408 Long Champ Drive
  Austin, Texas 78646

  Robert L. Bitterli         226,800           -0-        3.05%
  3800 Hudson Bend Rd.
  Austin, TX 78734

  Aaron Thomas                  0               0           0
  733 Cowboys Parkway
  Irving, Texas 75063

  James W. Haake              17,500           -0-        0.24%
  3800 Hudson Bend Rd.
  Austin, TX 78734

  Donald R. Chapman           17,468           -0-        0.24%
  3800 Hudson Bend Rd.
  Austin, TX 78734

  RATIFICATION AND APPROVAL OF THE BORROWING OF WORKING CAPITAL FUNDS, USE OF COLLATERAL AND OFFICE/EQUIPMENT LEASES FROM AUSTIN, YOUNG, INC.

  From time to time, since inception, the Company has been advanced working
capital   funds from Austin Young, Inc.  No working capital funds were
advanced to the Company during the fiscal   year ended January 31, 1999.
During fiscal 1999 the note to Austin Young, Inc. was reduced by $129,052 in principal.  At January 31, 1999, the total amount owing to Austin Young,
Inc. was $50,000. Such   amount is evidenced by a demand promissory note
bearing interest at 7% per annum.  Management of the Company   believes that the
terms of the note are fair to the Company.  In addition, the Company has used
collateral   of Austin Young, Inc. to secure bank financing on the warehouse
facility in Austin, Texas and has   in turn given Austin Young, Inc. a
security interest in the warehouse facility for the use of Austin Young,
Inc.'s assets as collateral. That note was repaid during the year ended
January 31, 1999 and the security interest   in the warehouse facility
was released by Austin Young, Inc.  The Company also leases office space and
equipment   from Austin Young, Inc. at a rate of $1,900 per month.  However,
because none of the directors   at such time that these transactions were made
was a disinterested party, the transactions may be subject   to challenge by the
shareholders.

  Section 16-10a-851 of the Utah Revised Business Corporation Act provides that no such conflicting interest transactions may be enjoined, be set aside, or
give rise to an award of damages   or other sanctions, in a proceeding by a
shareholder or by or in the right of the corporation, if the shareholders holding qualified shares approve the transactions at any time, provided that
the shareholders holding   a majority of such qualified shares are present at
a duly held meeting and a majority of such qualified   shares present at the
meeting vote in favor of the transactions.  For purposes of this section, the
term   "qualified shares" means those shares otherwise entitled to vote on the
transactions, except shares owned   or controlled by a director who has a
conflicting interest respecting the transactions, or by a related
person   of that director  (see "Security Ownership of Certain Beneficial
Owners and Management").  There are approximately   3,149,139 common shares
qualified to vote on this proposal.  In addition, the transactions   may not be
enjoined, be set aside, or give rise to an award of damages or other
sanctions, in a proceeding by   a shareholder or by or in the right of the
corporation, if the transactions, judged according to the circumstancesat the time of commitment, is established to have been fair to the corporation.

  Therefore, the Board of Directors is seeking ratification and approval of the
transactions   described above at the annual meeting of shareholders by persons
holding qualified shares.  If less   than a majority of the persons holding
qualified shares are present at the annual meeting of shareholders, or if less than a majority of such qualified shares are voted for ratification and
approval of such transactions, the   transactions may be challenged under the
section set forth above.  Notwithstanding a failure by the   shareholders to
ratify and approve the transactions, the Board of Directors believes that under
the circumstances   at the time of such  transactions with Austin Young, Inc.,
such transactions were fair to the Company   and does not intend to seek
rescission of the granting of loans, use of collateral or lease agreements by
Austin   Young, Inc. to the Company.

                         LEGAL PROCEEDINGS

  Neither the Company, any of its properties, nor its subsidiary is a party to
any   material pending legal proceeding or government action, including any
material bankruptcy, receivership,   or similar proceedings.  Management of the
Company does not believe that there are any material proceedings   to which any
director, officer or affiliate of the Company or its subsidiary, any owner of
record, beneficially,   of more than 5 percent of the common stock of the
Company, or any associate of any such director, officer   or affiliate of the
Company, or security holder is a party adverse to the Company or its
subsidiary   or has a material interest adverse to the Company or its
subsidiary.  The Company does, from time to time,   get involved in litigation
in the carrying out of its operations.

  On or about May 25, 1998, the Company received service on a lawsuit (Cause No.
9804737)   that was filed in the 126th Judicial District Court of Travis
County, Texas by Mr. Charles R. Walden,   Jr. (former President of the
Company). Named as defendants in the lawsuit were American Absorbents Natural Products, Inc. and Terry L. Young. Prior to receiving service on the lawsuit,
the Company had filed   a lawsuit against Mr. Walden seeking the return and
cancellation of 200,000 common shares he had been   sold at a reduced rate
pursuant to a 30 month note by Austin Young, Inc. in return for future
services   to the Company to get the Company beyond the development stage.
Mr. Walden's services to the Company was   terminated for cause within 60 days
of the transaction. Subsequent to the sale by note of the shares   to Mr.
Walden by Austin Young, Inc., the Company purchased the note from Austin
Young, Inc.  The Company   sought to have these shares canceled for the
benefit of all shareholders for failure on Mr. Walden's   part to perform the
required services and failure to pay the note when due in August, 1997.  The
Company did   not expect this litigation to have any material impact on the
Company, its management or its operations. This   matter was settled in
arbitration in early 1999 by Mr. Walden's return to the Company of 50,000 of
the   common shares for a $15,000 payment by the Company to Mr. Walden and the
Company's forgiveness of the   note in exchange  for return of an additional
40,000 shares to the Company.  Mr. Walden is only allowed   to sell 4,000 shares
of his remaining shares each 30-day period.

  On or about July 6, 1998, the Company filed a Complaint For Declaratory Relief
(Case   No. 98-07-145-CV) in the Circuit Court of the State of Oregon for the
County of Harney against David   Calkins seeking removal of a Claim of Lien
Upon Chattels.  Mr. Calkins was contracted by the Company to   install milling
equipment for the Company in its Oregon Milling Facility.  Mr. Calkins alleged
that he was   not completely paid for the installation and filed a Claim of
Lien Upon Chattels (No. 980681) in the amount   of $10,806.37.  The Company
alleges that, after deducting items that were completed without the Company's approval and for the personal benefit of Mr. Calkins and after paying directly
to Service Providers   items that were billed to the Company by Mr. Calkins,
the contract fees were all paid to Mr. Calkins. The   Company's management
does not expect this litigation to have any material impact on the Company,
its   management or its operations.

  The Company is currently investigating certain allegations of improprieties
involving   former officers of the Company.  The Company does not believe that
the improprieties even if true would   have a materially adverse impact on the
Company.


                        FINANCIAL STATEMENT

  The audited financial statements of the Company for the years ended January
31,   1999 and 1998 are included with this proxy statement.

 SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS

  The next annual meeting of shareholders of the Company is presently and
tentatively   scheduled for July 12, 2000.  Proposals of shareholders
intended to be presented at such meeting must be   received by the Secretary
of the Company at the offices of the Company at the address listed above no
later   than January 31, 2000.


                           OTHER BUSINESS
  As of the date of this Proxy Statement, The Board of Directors knows of no
other   matters to be presented for  action at the annual meeting of
shareholders.  If other matters are properly presented,   the person named in
the proxy intends to vote in accordance with their best judgment on such matters.


           By Order of the Board of Directors


            s/Nicholas N. Wentworth__________________

            Nicholas N. Wentworth, Chairman of the Board
  Austin, Texas
  June 16, 1999























             AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
      3800 hudson bend road, ste. #300      AUSTIN, TX. 78734
                               PROXY

  This proxy is solicited on behalf of the board of directors.  The undersigned
hereby   appoints Nicholas N.  Wentworth as Proxy, with the power to appoint
his substitute, and hereby authorizes   him to represent and to vote, as
designated below, all the shares of common stock of American Absorbents
Natural Products Inc. held of record by the undersigned on April 30, 1999, at
the annual meeting   of shareholders to be held on July 28, 1999, or any
postponements or adjournments thereof.
--------------------------------------------------------------------
  1.   ELECTION OF DIRECTORS
       FOR all nominees listed below (except as marked to the contrary below)

       WITHHOLD AUTHORITY to vote for all nominees listed below.
      (Instruction:     To withhold authority to vote for any individual
       nominee, strike a line throughthe nominee's name in the list below.)

      ROBERT BITTERL DON CHAPMAN JOHN E. KRINGS AARON THOMAS  RICHARD
      WATERFIELD

   2. To authorize the board to hire a qualified independent certified public accountant to act as independent auditor and accountant for the Company for
the fiscal year ending January 31, 2000;    (Circle One)

     FOR                      AGAINST                        ABSTAIN

  3.   Proposal to ratify and approve the transactions with Austin Young, Inc.
       (Circle   One)

      FOR               AGAINST                           ABSTAIN

   4. Proposal to ratify that all non-employee directors be paid the value of
$500    in common stock per  meeting attended and that said stock shall be
issued based on the average closing    asking price for the thirty days
preceding the meeting.

         FOR              AGAINST               ABSTAIN
  5. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         FOR               AGAINST                      ABSTAIN

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR PROPOSALS 1,   2, 3, 4 AND 5.

  Shares held by joint tenants requires both signatures.  When signing as
attorney,   executor, administrator, trustee or guardian, please give full
title as such.  If a corporation, please sign   in full corporate name by
authorized officer.  If a partnership, please sign in partnership name by
authorized   person.

____________________________________   ____________________________________
Signature if individually held
Corporation or Partnership Name

Print Name(s)_____________________________________________________________

____________________________________   By:____________________________________
Signature if jointly held
Authorized officer or person

Date:____________________________,1999       NUMBER OF SHARES________________
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.